March 21, 2014

BY EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-1090

Re:	Preliminary Proxy Statement on Schedule 14A for Western Asset Premier Bond Fund

Dear Ladies and Gentlemen:

On behalf of the Western Asset Premier Bond Fund (the “Fund”), we are filing, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, a Preliminary Proxy Statement on Schedule 14A (the “Proxy Statement”) and related forms of proxy. As described further in the Proxy Statement, the Proxy Statement is being filed in connection with the solicitation of shareholder proxies of the holders of the Fund’s Series M Taxable Auction Market Preferred Shares and Series W Taxable Auction Market Preferred Shares (the “Preferred Holders”) with respect to a proposal to amend provisions of the Fund’s Bylaws affecting the Preferred Holders.

The meeting at which the Preferred Holders will be asked to vote on these proposals is currently expected to be held on April 30, 2014. Copies of the proxy statement are expected to be mailed to each Fund’s shareholders beginning on or about April 1, 2014.

Please direct any questions you may have with respect to this filing to me at 617-951-7114.

Very truly yours,

/s/ Adam M. Schlichtmann
Adam M. Schlichtmann, Esq.